SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2002

POWER INTEGRATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue San Jose, California (Address of principal executive offices)	95138-1002 (Zip Code)

(408) 414-9200
(Registrant’s telephone number, including area code)

Item 4.    Changes in Registrant’s Certifying Accountant.

Item 4 of our Current Report on Form 8-K filed with the SEC on June 28, 2002, is hereby amended to add, at the end of the third paragraph of such Item, the following:

“The Company used reasonable efforts to obtain the required letter from AA but was unable to obtain such letter.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER INTEGRATIONS, INC.

Date:	July 10, 2002	By:	/s/ JOHN M. COBB
John M. Cobb Chief Financial Officer